RODOBO INTERNATIONAL, INC.

OTCBB: RDBO

Presentation

Feb 2010

Safe Harbor Statement



This presentation contains forward-looking statements. Whenever we use words such as "believe," "expect," "anticipate," "intend," "plan," "estimate" or similar expressions, we are making forward-looking statements. Forward- looking statements include statements regarding our goals, beliefs, future growth strategies, objectives, plans or current expectations. These forward-looking statements are based on the current expectations of the management of Rodobo only, and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: failure to obtain required regulatory approvals; risks associated with the effect of changing economic conditions and/or regulatory environment in the People's Republic of China; variations in cash flow; reliance on collaborative partners and on new product development; variations in new product development; risks associated with rapid technological change and the potential of introduced or undetected flaws and defects in products; changes in technology and market requirements; loss of market share and pressure on pricing resulting from competition, which could cause the actual results or performance of Rodobo to differ materially from those contemplated in such forward-looking statements. Except as otherwise required by law, Rodobo undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. For a more detailed description of the risk and uncertainties affecting Rodobo, reference is made to Part I, Item 1A, "Risk Factors" of Rodobo's Annual Report on Form 10-K for the fiscal year ended September 30, 2009 and to other reports filed from time to time by Rodobo with the Securities and Exchange Commission.

Disclaimer

- Securities may not be offered or sold in the United States unless they are registered or exempt from registration under the Securities Act of 1933. Any offering of securities to be made in the United States will be made by means of an offering memorandum that may be obtained from the underwriters. Such offering memorandum will contain, or incorporate by reference, detailed information about Rodobo International and its business and financial results, as well as its financial statements.

- *This presentation does not constitute an offer, or invitation, or solicitation of an offer, to subscribe for or purchase any securities. Neither this presentation nor anything contained herein shall form the basis of any contract or commitment whatsoever.*

Company Overview

- ✓ Producer and distributor of high-quality milk formula for infants, children, middle aged and elderly in China
  - One of the largest non-state-owned dairy companies in China
  - One of the leading dairy companies in China that holds a license for R&D, production and marketing of infant formula products
  - Founded in 2002
  - Went public in September 2008
  - Headquarter in Harbin, Heilongjiang Province

- ✓ Cutting edge facilities meeting the highest industry standards and has best quality control systems

- ✓ Strong presence in six provinces, with a focus on tier 2 and 3 cities

乳多宝Rodobo

Capital Market Summary

Ticker Symbol (OTC BB)	RDBO
Share Price (01/03/10)	$2.95
Market Capitalization (01/03/10)	$79.3 million
Shares Outstanding	27 million
Fiscal Year End	September 30
2009 Revenue	$34.6 million
2009 Net Income	$6.8 million
3-Month 2010 Revenue (through 12/31/09)	$10.1 million
3-Month 2010 Net Income (through 12/31/09)	$2.2 million
3-Month 2010 Operating Cash Flow (through 12/31/09)	$2.5 million

Investment Summary

- Secured high quality raw milk resources
- High-margin, premium/super premium product focus
- Modern production facility and superior quality control systems
- Established and Expanding distribution network
- Experienced and dedicated management team
- Leading industry margin and consistent growth

China's Infant Formula Market

- China is currently the world's second largest market for infant formula. Total sales growth for infant formula is estimated at 25%-28% annually. Market capacity increased from 100,000 tons in 1999 to 650,000 tons in 2009, while the domestic output is 400,000 tons to 420,000 tons annually.
  - Total population of age 0- 3 is approximately 96 million
  - Over 16 million newborns per year according to National Statistics Bureau
- Demand for infant formula continues to grow, driven by the increasing number of working females and rising disposable income.
- China's infant formula market is approximately at $5.7B annually for 2009 and is projected to grow to $12B in 2014.
- Highly fragmented industry with big market consolidation potential.

Sources: Research and Markets, Kalorama Information, AC Nielsen, National Statistics Bureau

Milk Formula Market for Middle-aged & Elderly

- Market segmentation for Middle-aged & Elderly happened in past 4 to 5 years
  - Before 2000, there were no milk formula products specifically targeted at the elderly population in China
- Current market capacity is approximately 1/3 of the infant formula market and has significant market potential growth
  - As of 2009, China had roughly 167 million people over 60 years old, representing 12.5% of total population
  - China has nearly 40 million people turning 50 years old each year
  - Improving awareness of health and wellness drives the demand for quality products

Sources: Research and Markets, Kalorama Information, AC Nielsen , National Statistics Bureau

Current Market Conditions

- Melamine incident accelerates market consolidation
- More competition within the industry to increase market share due to market restructuring
- More dairy producers start to build their own dairy farms to secure reliable raw milk resources
- Higher barrier to entry—
  - more stringent government regulations to monitor raw milk production
  - National Reform and Development Committee ("NRDC") recently announced new entry requirements for the dairy product processing industry to protect the development of existing enterprises

Strategic Location


乳多宝乳业有限责任公司

Production Facility

Qinggang county,

Heilongjiang province

High Quality Raw Milk Resources

- One of the World's three major black soil plains
- Recognized as the World's best area for dairy cow farming
- Production capacity of 200 tons raw milk per day



Strategic Location


北雪乳业

Production Facility

Hulunbeier,

Inner Mongolia

- Recently acquired production facility
- Production capacity of 1000 tons raw milk per day

Diversified Product Portfolio

3 Product Lines,16 Different Products

- Infants & Children Formula
- Middle-aged & Elderly Formula
- Whole Milk Powder




PEER
倍尔嘉

Brands: Rodobo, Peer


康年
中老年配方奶粉


康年

Brand: Healif


Rodobo
全脂奶粉

Brand: Rodobo

Revenue Breakdown by Product Line

Fiscal Year 2008


31%
51%
18%
Infant Formula
Middle-aged and Elderly Formula
Whole Milk Powder

Fiscal Year 2009


22%
18%
60%
Infant Formula
Middle-aged and Elderly Formula
Whole Milk Powder

Margin for Infant formula: 50~ 70%
Margin for Middle-aged & Elderly: 50~ 70%
Margin for Whole Milk Powder: ~10%

Products for Infants & Children

- Specifically developed to provide necessary nutrients, vitamins and minerals essential for babies' and children's growth

- 3 product segments designed for infants at different stages:
    - Infant milk formula (newborn-6 months)
    - Follow up milk formula (6-12 months)
    - Grown up milk formula (1-3 years old)



Products for Middle-Aged & Elderly

- The only milk formula product in China that is co-developed with the Chinese Nutrition Society ("CNS")
- The Company has the exclusive right to use the formula for 10 years starting July 1, 2008
- Enriched with 30 nutritional ingredients necessary for the well being of this population


康年
康年

"Healthy Elderly" product series



Whole Milk Powder

- Fresh, sterilized, spray-dried raw whole milk
- Raw milk powder is usually used to produce dairy products (e.g. milk formula, ice cream, etc.) and dairy food (e.g., bread, cake, milk candies, etc.)


Rodobo
全脂奶粉
Rodobo
全脂奶粉
Rodobo
全脂奶粉

Continuous Stream of New Products

- In 2009, Rodobo further expanded product offerings in Infant Formula, and Middle-aged & Elderly product categories
- Short development cycle (1-2 yr)


PEER
倍尔嘉
1
2
3
PEER
倍尔嘉
1
2
3
康年
4+

New products launched in 2009

Secured Raw Milk Resources

- Operates newly constructed dairy farm
  - Generates roughly 18 tons of raw milk per day
  - Currently has over 1100 dairy cows



- Owns and operates 15 raw milk collection stations
  - Account for approximately 75% of raw milk supply
  - Exclusive contracts with over 1300 local farmers
  - Use automated equipment to prevent human contact



Stringent Quality Control

- Using the highest industry standards and best quality control systems inspected by China's General Administration of Quality Supervision
- Implementing rigorous GMP and HACCP quality control standards to consistently monitor and ensure high quality throughout the production processes
- All products are ISO9001-2001 certified



Food Safety Management System Certification



Quality Management System Certification

Industry Awards

- "Best Quality Control Enterprise of Dairy Products" for 2008
- Half of the Company's products are "Green Food" certified
- "Heilongjiang Famous Brand" in agricultural industry
- Heilongjiang Famous Trademark
- Leading Enterprise in Agricultural Industrialization in Heilongjiang province



"Green Food" Award



经省农业产业化领导小组认定，你单位为农业产业化省级龙头企业。

特发此证

黑龙江省农业产业化领导小组
二00五年十二月

Strong Distribution Network

- Covers 4,463 retail stores in 6 provinces—
  Sichuan, Zhejiang, Fujian, Shandong, Henan, Hebei
- 120 distributors and over 2,000 sales people


Headquarter & Production Center
Harbin
Beijing
Distribution Center
Shandong
Shaanxi
Henan
Sichuan
Zhejiang
Fujian

<u>3 key sales regions</u>:
- Chengdu district (covering Sichuan, Shaanxi)
- Zhengzhou district (covering Henan, Shandong)
- Fuzhou district (covering Zhejiang, Fujian)

Marketing Strategy

- Extensive off-site promotion campaigns
- Promotion campaigns on television, radio and internet
- Nutrition/product service hot line
- Seminars discussing nutrition and dairy products for target audience







Supermarket Displays

Growth Strategy

- Increase market penetration and gain more market share by expanding into new geographic regions
- Secure and expand direct access to raw milk supply
- Target acquisition and consolidation opportunities in China's fragmented dairy industry
- Further diversify product offerings. Develop new higher margin products for infants, middle-aged and elderly
- Continue to invest in branding and marketing to build nationwide brand recognition
- Expand production capacity to meet increasing demand

Experienced Management Team

Wang, Yanbin, *Chairman & CEO*

- Established Harbin Rodobo Dairy Co., Ltd in 2002
- From 1997 to 2003, worked as a General Manager at Harbin Jinyu Maltose Syrup Co., Ltd
- Holds EMBA in Economy Management from Tsinghua University

Qiao,Xiuzhen, Chief Finance Officer

- Joined Rodobo in 2007
- Prior to joining Rodobo, served as CFO of Harbin Runtong Group, a private company in consumer beverages
- Holds EMBA from Harbin Industrial University

Liu, Songbin, *Production Director*

- Served as Production Director since 2004
- Previously worked as the director of supply at Harbin Jinxin Dairy Company
- Graduated with a Bachelor's degree from Harbin Institute of technology

Zhang, Yihong, *Sales & Marketing Director*

- Joined Rodobo in 2007 and served as Sales & Marketing Director since 2009
- Served as a Sales Manager in Harbin Senyong Dairy Co., Ltd from 1997 to 2007
- Holds EMBA from Harbin Industrial University

Balance Sheet Summary

($ in Millions)	12/31/09	09/30/09
Cash and Equivalents	$ 2.9	$1.6
Total Current Assets	$ 7.2	$5.3
Total Assets	$ 27	$24
Total Current Liabilities	$ 3.0	$2.7
Total Shareholders' Equity	$ 24	$21
Total Liabilities and Shareholders' Equity	$ 27	$24

Income Statement Summary

Summary Income Statement	3-Month Ended Dec 31		Fiscal Year Ended September 30	
($ in Millions)	2009	2008	2009	2008
Revenues	$10	$ 8.9	$35	$22
Gross Profit	$5.3	$4.5	$17.6	$10.4
Gross Margin	52.56%	50.83%	50.74%	47.16%
Operating Income	$1.99	$1.95	$6.4	$5.2
Operating Margin	19.72%	22.04%	18.32%	23.58%
Net Income	$2.3	$1.9	$6.8	$5.3
Net Income Margin	22.45%	22.45%	19.59%	24.07%

乳多宝Rodobo

Accelerating Top-line & Bottom-line Growth

($ In Millions)



Revenue
2006-2009 CAGR 58.4%
Net Income
2006-2009 CAGR 308%
Revenue
YOY Growth 12.3%
Net Income
YOY Growth 21.1%
40
35
30
25
20
15
10
5
0
8.8
3.7
0.1
12.8
6.2
2.6
22.1
10.4
5.5
35
17.6
6.8
8.9
1.95
1.9
10
1.99
2.3
2006
2007
2008
2009
3-months 2009
3-months 2010
Revenue
Gross Profit
Net Income

乳多宝乳业

Company Highlights

- ✓ Vertical Integration – control over high quality milk resources
- ✓ Strong sales force with well established and expanding distribution channel
- ✓ Strategic partnership with China Nutrition Society
- ✓ Shift toward premium priced and high margin products
- ✓ Strong historical top-line and bottom-line growth

Thank You!